Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Large Cap Value VIP

The following information replaces the existing tables for Deutsche Large Cap Value VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information and is provided as of May 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Walter R. Holman	$0	$10,001 - $50,000
Brendan O'Neill	$0	$100,001 - $500,0000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Walter R. Holman	2	$1,060,547,323	0	$0
Brendan O'Neill	9	$6,378,125,988	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Walter R. Holman	0	$0	0	$0
Brendan O'Neill	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Walter R. Holman	2	$6,041,447	0	$0
Brendan O'Neill	3	$231,681,714	0	$0

Please Retain This Supplement for Future Reference

August 31, 2016

SAISTKR-277